UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Meta Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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META FINANCIAL GROUP, INC.
5501 South Broadband Lane
Sioux Falls, South Dakota 57108
(605) 782-1767

December 26, 2013

Dear Fellow Stockholders:

On behalf of the Board of Directors and management of Meta Financial Group, Inc. (“Meta Financial” or the “Company”), I cordially invite you to attend our Annual Meeting of Stockholders.  The meeting will be held at 1:00 p.m., local time, on Monday, January 27, 2014, at our main office located at 5501 South Broadband Lane, Sioux Falls, South Dakota 57108.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the Annual Meeting.  Also enclosed is a copy of our Summary Annual Report to Stockholders and Annual Report on Form 10-K.  At the Annual Meeting, we will report on Meta Financial’s operations and outlook for the year ahead.

You are encouraged to attend the meeting in person.  Whether or not you plan to attend the Annual Meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope, or authorize a proxy by telephone or through the Internet site designated on the enclosed proxy card, as promptly as possible.  This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting.

Regardless of the number of shares you own, your vote is very important.  Please act today.

The Board of Directors and management are committed to the continued success of Meta Financial and the enhancement of your investment.  As Chairman of the Board and Chief Executive Officer, I want to express my appreciation for your continued confidence and support.

Very truly yours,

/s/ J. TYLER HAAHR
J. TYLER HAAHR Chairman of the Board and Chief Executive Officer

META FINANCIAL GROUP, INC.
5501 South Broadband Lane
Sioux Falls, South Dakota 57108
(605) 782-1767

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on January 27, 2014

Notice is hereby given that the Annual Meeting of Stockholders of Meta Financial Group, Inc. will be held at our main office located at 5501 South Broadband Lane, Sioux Falls, South Dakota 57108, on Monday, January 27, 2014, at 1:00 p.m., local time.  At the Annual Meeting, stockholders will be asked to:

•	Elect two (2) directors, each for a term of three (3) years;

•	Approve, by a non-binding advisory vote, the compensation of our “named executive officers” (a “Say-on-Pay” vote”); and

•	Recommend, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our “named executive officers” (a “Say-on-Pay Frequency” vote).

Your Board of Directors recommends that you vote “FOR” the election of each of the nominated directors, “FOR” the non-binding advisory vote to approve the compensation paid by the Company to our “named executive officers,” and for “ONE YEAR” on the frequency of future advisory votes on the compensation of our” named executive officers.

Stockholders also will transact any other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof.  We are not aware of any other business to come before the meeting.

The record date for the Annual Meeting is December 9, 2013.  Only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

A proxy card and proxy statement for the Annual Meeting are enclosed.  Whether or not you plan to attend the Annual Meeting in person, please take the time to vote now by signing, dating and mailing the enclosed proxy card in the accompanying postpaid return envelope, or authorize a proxy by telephone or through the Internet site designated on the enclosed proxy card, which is solicited on behalf of the Board of Directors.  Your proxy will not be used if you attend and vote at the Annual Meeting in person, and your proxy selection may be revoked or changed prior to the Annual Meeting.  Regardless of the number of shares you own, your vote is very important.  See the instructions on how to vote by telephone or the Internet on page 3 of our proxy statement.  Please act today.

Thank you for your continued interest and support.

By Order of the Board of Directors,

/s/ J. TYLER HAAHR
J. TYLER HAAHR
Chairman of the Board and Chief Executive Officer
Sioux Falls, South Dakota
December 26, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 27, 2014.

The proxy statement and annual report and this notice are available online at www.proxyvote.com.

YOU CAN VOTE OVER THE INTERNET BY LOGGING ON TO WWW.PROXYVOTE.COM, AND FOLLOWING THE INSTRUCTIONS PROVIDED.  TO VOTE OVER THE INTERNET, YOU WILL BE REQUIRED TO ENTER THE UNIQUE CONTROL NUMBER IMPRINTED ON YOUR PROXY CARD. YOU CAN ALSO VOTE BY TELEPHONE AT 1-800-690-6903.

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.  A PRE‑ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.  YOU MAY ALSO AUTHORIZE A PROXY BY TELEPHONE OR THROUGH THE INTERNET SITE DESIGNATED ON THE PROXY CARD.

If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Regan & Associates, Inc., which is assisting Meta Financial, toll-free at (800) 737-3426.

META FINANCIAL GROUP, INC.
5501 South Broadband Lane
Sioux Falls, South Dakota 57108
(605) 782-1767

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held January 27, 2014

INTRODUCTION

The Board of Directors of Meta Financial Group, Inc. (“Meta Financial” or the “Company”) is using this proxy statement to solicit proxies from the holders of Company common stock for use at Meta Financial’s Annual Meeting of Stockholders (“Annual Meeting”).  We are commencing mailing of this proxy statement and the enclosed proxy card to our stockholders on or about December 26, 2013.

Certain information provided herein relates to MetaBank, which is a wholly owned subsidiary of Meta Financial.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting; Matters to be Considered at the Annual Meeting

Time and Place of the Annual Meeting.  Our Annual Meeting will be held as follows:

Date:	January 27, 2014

Time:	1:00 p.m., local time

Place:	MetaBank
5501 South Broadband Lane
Sioux Falls, South Dakota

Matters to be Considered at the Annual Meeting.  At the Annual Meeting, stockholders of Meta Financial will be asked to consider and vote on the following proposals:

Proposal 1.                          To consider and vote upon the election of two (2) directors, each for a three-year term.

Proposal 2.                          To approve by a non-binding advisory vote, the compensation of our “named executive officers” (a “Say-on-Pay” vote”); and

Proposal 3.                          To recommend by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our “named executive officers” (a “Say-on-Pay Frequency” vote).

The stockholders will also transact any other business that may properly come before the Annual Meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the Annual Meeting other than the matters described in this proxy statement.

Voting Rights; Vote Required

Voting Rights of Stockholders.  December 9, 2013 is the record date for the Annual Meeting (the “Record Date”).  Only stockholders of record of Meta Financial common stock as of the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting.  You are entitled to one vote for each share of Meta Financial common stock that you own.  On the Record Date, a total of 6,089,986 shares of Meta Financial common stock were outstanding and entitled to vote at the Annual Meeting.

Employee Plan Shares.  We maintain the Meta Financial Employee Stock Ownership Plan (the “ESOP”) and the MetaBank Profit Sharing 401(k) Plan (collectively, the “Employee Plans”), which hold collectively 3.90% of the Meta Financial common stock outstanding as of the Record Date.  Subject to certain eligibility requirements, employees of Meta Financial and MetaBank participate in one or both of the Employee Plans.  Each participant in an Employee Plan is entitled to instruct the trustee of such Employee Plan as to how to vote such participant’s shares of Meta Financial common stock allocated to his or her Employee Plan account.  If an Employee Plan participant properly executes the voting instruction card distributed by the Employee Plan trustee, the Employee Plan trustee will vote such participant’s shares in accordance with the participant’s instructions.  If properly executed voting instruction cards are returned to the Employee Plan trustee with no specific instruction as to how to vote at the Annual Meeting, the trustee may vote such shares in its discretion.  If the Employee Plan participant fails to give timely or properly executed voting instructions to the trustee with respect to the voting of the common stock that is allocated to the participant’s Employee Plan account, the Employee Plan trustee may vote such shares in its discretion.  The Employee Plan trustee will vote the shares of Meta Financial common stock held in the Employee Plans but not allocated to any participant’s account in the manner directed by the majority of the participants who directed the trustee as to the manner of voting their allocated shares.  As of the Record Date, all the shares held in the Employee Plans were allocated, except for 542 forfeited shares that had not yet been allocated as of the Record Date.

Shares held by a Broker.  If you are the beneficial owner of shares held by a broker in “street name,” your broker, as the record holder of the shares, will vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items.  A broker non-vote” is submitted when a member broker returns a proxy card and indicates that, with respect to a particular matter, it is not voting a specified number of shares on that matter, as it has not received voting instructions with respect to those shares from the beneficial owner and does not have “discretionary” authority to vote those shares on such matter.  The election of directors is considered a “non-discretionary” matter.  Accordingly, your broker may not vote your shares with respect to the three proposals without instructions from you.

Votes Required for Quorum.  A quorum is necessary in order for us to conduct the Annual Meeting, and if one-third of all the shares entitled to vote are in attendance at the meeting, either in person or by proxy, then the quorum requirement is met.  Broker non-votes will be counted for purposes of determining whether there is a quorum.

Votes required to approve each proposal:

Proposal 1:  Election of Directors.  Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting by holders of Meta Financial common stock.  This means that the two director nominees with the most affirmative votes will be elected.  Shares that are represented by a proxy which are marked “vote withheld” for the election of one or more director nominees and broker non-votes will have no effect on the vote for the election of directors, although they will be counted for purposes of determining whether there is a quorum.  If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  As of the date of this proxy statement, we are not aware of any reason that a director nominee would be unable to stand for election.

Proposal 2: Say-on-Pay. This is a non-binding advisory vote. While the advisory resolution set forth in Proposal 2 below is not binding on the Company, the Board, including the Compensation Committee of the Board, will consider the results of the “Say-on-Pay” vote, the opinions of our stockholders, and other relevant factors in making future decisions regarding the Company’s executive compensation program.

Proposal 3: Say-on-Pay Frequency. Stockholders are asked to cast an advisory vote on the frequency they would like to have the “Say-on-Pay” vote appear in the proxy statement. Because this proposal is an advisory vote, it will not be binding on the Company. However, the Board of Directors values our stockholders’ opinions, and the Board will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation.

Effect of Broker Non-Votes. Brokers, banks or other nominees who hold shares in street name for their customers which are the beneficial owners of those shares have discretionary authority to vote shares without instructions from beneficial owners on matters considered “routine” (as determined in accordance with the rules of the New York Stock Exchange). On non-routine matters, brokers, banks and nominees do not have discretion to vote shares without instructions from beneficial owners and thus are not entitled to vote on such proposals in the absence of such specific instructions. A “broker non-vote” is submitted when a member broker returns a proxy card and indicates that, with respect to a particular matter, it is not voting a specified number of shares on that matter, as it has not received voting instructions with respect to those shares from the beneficial owner and does not have discretionary authority to vote those shares on such matter. Each of Proposal 1: Election of Directors, Proposal 2: Say-on-Pay and Proposal 3: Say-on-Pay Frequency are considered “non-routine” matters, and your broker will not be able to vote your shares with respect to these matters without your instructions. Broker non-votes will not be counted for any purpose in determining whether a matter has been approved. Shares represented by such broker non-votes will, however, be counted in determining whether there is a quorum.

The members of the Board of Directors unanimously recommend that you vote “FOR” each of the director nominees set forth in this proxy, “FOR” the non-binding advisory vote to approve the compensation paid by us to our “named executive officers,” and for “ONE YEAR” on the frequency of future advisory votes on the compensation of our “named executive officers.”

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

Voting of Proxies.  You may vote in person at the Annual Meeting or by proxy.  To ensure your representation at the Annual Meeting, we recommend that you vote now by proxy even if you plan to attend the Annual Meeting.  You may change your vote by attending and voting at the Annual Meeting or by submitting another proxy with a later date.  See “—Revocability of Proxies” below.

Voting instructions are included on your proxy card.  Shares of Meta Financial common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder’s instructions.  If properly executed proxies are returned to Meta Financial with no specific instruction as to how to vote at the Annual Meeting, the persons named in the proxy will vote the shares “FOR” the election of each of the director nominees.

VOTE BY TELEPHONE — 1-800-690-6903.  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the day before the meeting date.  Have your proxy card in hand when you call and then follow the instructions.  If you vote by telephone, please do not mail your Proxy Card.

VOTE BY INTERNET — www.proxyvote.com.  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on the day before the meeting date.  Have your proxy card in hand when you access the website, and follow the instructions to obtain your records and to create an electronic voting instruction form.  If you vote over the Internet, please do not mail your Proxy Card.

The Internet voting procedures are designed to authenticate Meta Financial’s stockholders’ identities, to allow Meta Financial’s stockholders to give their voting instructions, and to confirm that Meta Financial’s stockholders’ instructions have been recorded properly.  Stockholders who wish to vote over the Internet should be aware that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

Any Meta Financial stockholder of record desiring to vote over the Internet will be required to enter the unique control number imprinted on such holder’s proxy card and should therefore have his or her proxy card in hand when initiating the session.  To vote over the Internet, log on to the website www.proxyvote.com, and follow the instructions provided.  Instructions are also included on the proxy card.  You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children, in which case you would receive three separate proxy cards to vote.

The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Annual Meeting in accordance with their best judgment.  We are not aware of any other matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Stockholders accompanying this document.

Counting of Votes.  Regan & Associates, Inc., which we have engaged to serve as proxy solicitor in connection with the Annual Meeting, will collect and tabulate all proxies from brokers and banks.  Glen W. Herrick, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, will act as the inspector of election and will count the votes at the Annual Meeting.

Revocability of Proxies.  You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date (your proxy card must be received before the start of the Annual Meeting);

•	notifying the Corporate Secretary of Meta Financial in writing before the Annual Meeting that you have revoked your proxy (the notification must be received by the close of business on January 26, 2014); or

•	voting in person at the Annual Meeting.

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting.  However, if your shares are held in the name of your broker, bank, or other nominee, you must bring an authorization letter from the broker, bank, or nominee indicating that you were the beneficial owner of Meta Financial common stock on the Record Date if you wish to vote in person.

If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Regan & Associates, Inc., toll-free at (800) 737-3426.

Proxy Solicitation Costs.  We will pay our own costs of soliciting proxies.  In addition to this mailing, Meta Financial’s directors, officers, and employees may also solicit proxies personally, electronically, or by telephone.  We will also reimburse brokers, banks, and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.  We have engaged Regan & Associates, Inc., a proxy solicitor, to assist in the solicitation of proxies.  We estimate that the fee for such services will be approximately $7,000.

STOCK OWNERSHIP

Except as otherwise noted, the following table presents information regarding the beneficial ownership of Meta Financial common stock as of the Record Date, by:

•	those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than 5% of outstanding Meta Financial common stock;

•	each director and director nominee of Meta Financial;

•	each “named executive officer” of Meta Financial named in the Summary Compensation Table appearing under “Executive Compensation” below; and

•	all of the current executive officers and directors of Meta Financial as a group.

The persons named in the table below have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”).  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock which that person has the right to acquire within 60 days of the applicable date, including through the exercise of options or other rights or the conversion of another security, are deemed outstanding for that person.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Percentage ownership is based upon 6,089,986 shares of common stock outstanding on the Record Date.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
ACP MFG Holdings, LLC (2) 400 Hamilton Avenue, Suite 230 Palo Alto, CA 94301	541,250	8.89%
Wellington Management Company, LLP (3) 280 Congress Street Boston, MA 02210	535,500	8.79%
Philadelphia Financial Management of San Francisco, LLC (4) 450 Sansome Street, Suite 1500 San Francisco, CA 94111	383,519	6.30%
J. Tyler Haahr (5)	237,912	3.86%
Bradley C. Hanson (6)	136,795	2.21%
Troy Moore III (7)	91,147	1.49%
Rodney G. Muilenburg	75,861	1.25%
E. Thurman Gaskill (8)	54,814	*
David W. Leedom (9)	34,888	*
Jeanne Partlow	9,378	*
Frederick V. Moore	3,039	*
Douglas J. Hajek	617	*
Directors and executive officers of Meta Financial as a group (11 persons) (10)	621,899	9.84%

* Indicates less than 1%.

(1)	Except as otherwise indicated in the table, the address for each director and executive officer is c/o Meta Financial Group, Inc., 5501 South Broadband Lane, Sioux Falls, South Dakota 57108.

(2)	This information is based on a Schedule 13G filed on January 14, 2013 by ACP MFG Holdings, LLC. The investment and voting decisions of ACP MFG Holdings, LLC are made by the members of its Board of Managers. ACP Investment Fund, L.P. (“ACP Investment Fund”) has the sole power to appoint members of the Board of Managers of ACP MFG Holdings, LLC. ACP Investment Fund GP, L.P. (“ACP GP”) is the general partner of ACP Investment Fund. ACP Investment Fund Management, LLC (“ACP Management”) is the general partner of ACP GP. The investment and voting decisions of ACP Management are made by its members, and no member holds sole control of such investment or voting decisions.

(3)	This information is based on a Schedule 13F filed on November 14, 2013 for the quarter ended September 30, 2013 by Wellington Management Company, LLP (“Wellington Management”). Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940 and in such capacity, may be deemed to share beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) over the shares held by its client accounts.

(4)	This information is based on a Schedule 13F filed on November 14, 2013 for the quarter ended September 30, 2013. Philadelphia Financial Management of San Francisco, LLC had sole voting and investment power over these shares as the general partner and/or investment manager of private investment funds which own shares of Meta Financial common stock.

(5)	Includes 72,015 shares which Mr. J. Tyler Haahr has the right to acquire pursuant to stock options within 60 days after the Record Date, and 86,893 shares held by a trust of which Mr. J. Tyler Haahr is a trustee.

(6)	Includes 102,904 shares which Mr. Hanson has the right to acquire pursuant to stock options within 60 days after the Record Date.

(7)	Includes 34,029 shares which Mr. Moore has the right to acquire pursuant to stock options within 60 days after the Record Date and 25,161 shares as to which Mr. Moore has reported shared ownership.

(8)	Includes 50,114 shares as to which Mr. Gaskill has reported shared ownership.

(9)	Includes 22,907 shares which Mr. Leedom has the right to acquire pursuant to stock options within 60 days after the Record Date.

(10)	Includes shares held directly, as well as jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the shares reported as beneficially owned by all directors and executive officers are options to acquire 231,855 shares of Meta Financial common stock exercisable within 60 days after the Record Date.

PROPOSAL I:  ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members, and will consist of seven members following the retirement of Mr. Gaskill.  Approximately one-third of the directors are elected annually to serve for three-year periods or until their respective successors are elected and qualified.  All of our director nominees currently serve as Meta Financial directors.

The table below sets forth information regarding the members of our Board of Directors continuing in office or nominated for re-election, including their age, position(s) with Meta Financial and term(s) of office.  The following directors are “independent directors,” meeting the criteria for independence in Rule 10A-3(b)(1) under the Exchange Act and Rule 5605(a)(2) of the NASDAQ Listing Rules: Douglas J. Hajek, Frederick V. Moore, Rodney G. Muilenburg, and Jeanne Partlow.

If before the election it is determined that any director nominee is unable to serve, your proxy authorizes a vote for a replacement nominee if our Board of Directors names one.  At this time, we are not aware of any reason why a nominee might not remain on the ballot until the election.  Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.  The members of the Board of Directors unanimously recommend that you vote “FOR” each of the director nominees.

Name	Age	Position(s) Held in Meta Financial	Director Since (1)	Term to Expire
Nominees
Douglas J. Hajek	63	Director	2013 (2)	2014
Rodney G. Muilenburg	69	Director	1989	2014
Directors Remaining in Office
Frederick V. Moore	57	Director (3)	2006	2015
Troy Moore III	45	Director, Executive Vice President of Sales and Operations	2011	2015
Jeanne Partlow	80	Director	1996	2015
J. Tyler Haahr	50	Chairman of the Board and Chief Executive Officer	1992	2016
Bradley C. Hanson	49	Director, President	2005	2016

(1)	Includes service as a director of MetaBank.

(2)	The Board of Directors appointed Douglas J. Hajek to the Board of Directors effective November 13, 2013.

(3)	Appointed to serve as Vice Chairman and Lead Director effective upon the retirement of Mr. Gaskill.

The principal business experience as well as the key experience, qualifications, attributes, and skills that led to a conclusion that the person should serve as a director of Meta Financial is set forth below.  All directors and nominees have held their present positions for at least five years unless otherwise indicated.

Douglas J. Hajek — Mr. Hajek is a Partner in the Sioux Falls, South Dakota law firm of Davenport, Evans, Hurwitz & Smith, LLP where his practice is concentrated in corporate, finance and banking matters.  Prior to joining Davenport Evans in 2000, Mr. Hajek worked as a commercial banker, mortgage banker, and with another law firm as a lawyer and lobbyist.  He currently serves on the Board of the Sioux Falls Area Chamber of Commerce Foundation, the South Dakota Building Authority, and the Sioux Falls Area Community Foundation. Mr. Hajek received a J.D. with honors from the University of South Dakota, an M.A. in Business from the University of Northern Colorado and a B.S. in Economics from South Dakota State University.  The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Hajek has developed through his banking, lobbying and legal work as well as his service on Meta Financial’s Compensation Committee and Nominating Committee enable him to provide the Board of Directors with extensive expertise regarding the regulation, operations and management of Meta Financial. The Board has recommended his nomination for re-election as a director of Meta Financial.

Rodney G. Muilenburg — Mr. Muilenburg is a retired dairy specialist with Purina Mills, Inc.  Mr. Muilenburg received a B.A. degree in Biological Science from Northwestern College, Orange City, Iowa; an M.A. degree in secondary school education from Mankato State University, Mankato, Minnesota; and a Specialist Degree in secondary school administration from Mankato State University, Mankato, Minnesota.  The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Muilenburg has developed through his commercial and agribusiness background, and his service on Meta Financial’s Audit Committee, Compensation Committee and Nominating Committee enable him to provide the Board of Directors extensive financial, operations and management expertise and that he should continue to serve as a director of Meta Financial. The Board has recommended his nomination for re-election as a director of Meta Financial.

Frederick V. Moore — Mr. Moore has served as President of Buena Vista University in Storm Lake, Iowa since 1995.  He currently serves as a director of the Iowa Association of Independent Colleges and Universities, the Iowa College Foundation, and the Council for Adult and Experiential Learning.  Mr. Moore is a director of the Iowa Lakes Corridor Development Corporation and serves on the Iowa College Student Aid Commission.  He previously worked in corporate America as a strategic planner, financial analyst, and marketing executive.  Mr. Moore is an attorney who received a J.D. with honors, M.B.A. and B.A. degrees from the University of North Carolina at Chapel Hill.  Mr. Moore has been a director of the Company since 2006.  The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Moore has developed through his position as President of Buena Vista University, an institution that has a $40 million annual budget, as well as his service on Meta Financial’s Audit Committee and Compensation Committee, enable him to provide the Board of Directors extensive financial and management expertise.

Troy Moore III — Mr. Moore is Executive Vice President of Sales and Operations of Meta Financial Group, Inc.  The Board of Directors appointed Troy Moore III to fill the vacancy on the Board of Directors created by James S. Haahr’s retirement, effective October 1, 2011.  Mr. Moore has been employed by Meta Financial Group, Inc. and its affiliates since 1997 serving as Vice President from 1997 to 1998, President of the Central Iowa Market of MetaBank from 1998 to 2005 and Vice President and Chief Operating Officer of Meta Financial Group, Inc. from 2005 to 2013.  Mr. Moore received a Bachelor of Business Administration degree from Iowa State University, Ames, Iowa.  Mr. Moore is the brother-in-law of Mr. Haahr.  The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Moore has developed through his years of involvement in various capacities in the financial services industry enable him to provide the Board of Directors extensive expertise regarding the operations and management of Meta Financial.

Jeanne Partlow — Mrs. Partlow retired in June 1998 as President of the Iowa Savings Bank Division of MetaBank, located in Des Moines, Iowa.  She was President, Chief Executive Officer and Chairman of the Board of Iowa Savings Bank, F.S.B., from 1986 until the end of December 1995, when Iowa Savings Bank was acquired by and became a division of MetaBank.  Mrs. Partlow is a past member of the Board of Directors of the Federal Home Loan Bank of Des Moines with over thirty years of bank management experience.  The Board of Directors believes that the experience, qualifications, attributes, and skills that Ms. Partlow has developed through her years of involvement in various capacities in the financial services industry, as well as her service on Meta Financial’s Audit Committee, Compensation Committee, and Nominating Committee, enable her to provide the Board of Directors extensive expertise regarding the operations and management of Meta Financial.

J. Tyler Haahr — Mr. Haahr is Chairman of the Board and Chief Executive Officer of Meta Financial Group, Inc. and MetaBank.  The Board of Directors elected Mr. Haahr to serve as its Chairman effective October 1, 2011.  Mr. Haahr has been employed by Meta Financial and its affiliates since March 1997.  He was previously a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona.  Mr. Haahr is the past Chairman of the board of directors of the Sioux Falls Family YMCA.  Mr. Haahr received his B.S. degree with honors at the University of South Dakota in Vermillion, South Dakota.  He graduated with honors from the Georgetown University Law Center, Washington, D.C.  Mr. Haahr is the brother-in-law of Troy Moore III.  The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Haahr has developed through his years of service as Chief Executive Officer of Meta Financial and MetaBank, as well as his legal background, enable him to provide the Board of Directors extensive expertise regarding the operations, management and regulation of Meta Financial.

Bradley C. Hanson — Mr. Hanson is President of both Meta Financial Group, Inc. and MetaBank, and he is the Division President for the Meta Payment Systems division of MetaBank.  He serves on the Board of Directors and Executive Committee for the Network Branded Prepaid Card Association.  Mr. Hanson has been employed by MetaBank since May 2004.  From 1991 until joining MetaBank in May 2004, Mr. Hanson was employed by Bankfirst in Sioux Falls, South Dakota, where he served in a variety of capacities, including Senior Vice President of Payment Systems from March 2001 to April 2004.  Mr. Hanson received his B.A. degree in Economics from the University of South Dakota in 1988.  He attended the ABA School of Bankcard Management at the University of Delaware in 1996 and the ABA Graduate School of Bankcard Management at the University of Oklahoma in 1997.  Mr. Hanson has been a director of the Company since 2005.  The Board of Directors believes that the experience, qualifications, attributes, and skills that Mr. Hanson has developed through his years of involvement in various capacities in the financial services industry enable him to provide the Board of Directors extensive expertise regarding the operations and management of Meta Financial.

COMMUNICATING WITH OUR DIRECTORS

The Company has no formal process by which stockholders may communicate directly with directors, although it believes that its informal process, in which any communication addressed to the Board of Directors at the Company’s offices at 5501 South Broadband Lane, Sioux Falls, South Dakota 57108, in care of Investor Relations, the Chairman of the Board, or other corporate officer is forwarded to the Board, has served the Board’s and stockholders’ needs.  There is currently no screening process, and all stockholder communications that are received by officers for the Board’s attention are forwarded to the Board.  In view of SEC disclosure requirements relating to this issue, the Board may consider the development of more specific procedures.  Until any other procedures are developed, any communications to the Board should be sent to it in care of Investor Relations.

MEETINGS AND COMMITTEES

Meetings

Meetings of the Board of Directors are generally held on a monthly basis.  The Board of Directors conducted 12 regular meetings during fiscal 2013.  Each director attended at least 75% of the Board meetings and any committees on which he or she served during fiscal 2013.

Committees

During fiscal 2013, the Board of Directors of Meta Financial had an Audit Committee, Compensation Committee, Stock Option Committee and Nominating Committee  Charters of each of the committees can be found on the Company’s website at www.metafinancialgroup.com, “Corporate Governance.”

The current committee assignments are shown below:

Audit Committee	Compensation Committee	Nominating Committee

Jeanne Partlow (Chairperson) Frederick V. Moore Rodney G. Muilenburg	Rodney G. Muilenburg (Chairperson) E. Thurman Gaskill Douglas J. Hajek Frederick V. Moore Jeanne Partlow	E. Thurman Gaskill (Chairperson) Douglas J. Hajek Rodney G. Muilenburg Jeanne Partlow

The Audit Committee met five times during fiscal 2013.  The functions of the Audit Committee are as follows:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance;

•	Monitor the independence and performance of the Company’s independent auditors and internal auditing department; and

•	Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Compensation Committee met six times during fiscal 2013.  The functions of the Compensation Committee are as follows:

•	Make salary and bonus recommendations to the Board of Directors and determine the terms and conditions of employment of the officers of Meta Financial and MetaBank;

•	Oversee the administration of our employee benefit plans covering employees generally;

•	Administer our stock incentive plan; and

•	Make recommendations to the Board of Directors with respect to our compensation policies and changes in year-to-year compensation packages.

The Nominating Committee, which met six times during fiscal 2013, is comprised entirely of “independent directors”, meeting the criteria for independence in Rule 10A-3(b)(1) under the Exchange Act and Rule 5605(a)(2) of the NASDAQ Listing Rules.  Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Nominating Committee, or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the By-laws of Meta Financial.  Pursuant to the By-laws, nominations by stockholders must be delivered in writing to the Secretary of Meta Financial at least 30 days prior to the date of the Annual Meeting; provided, however, that in the event that less than 40 days’ notice or prior disclosure of the date of the Annual Meeting is given or made to stockholders, to be timely, notice by the stockholder must be received at the executive offices of Meta Financial not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure thereof was made.  Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.  In evaluating candidates proposed by either the Board or stockholders, the Board looks for director candidates who possess the skills, experience, professional background and commitment necessary to contribute significantly to the Board.  In making its determinations, the Board considers all relevant laws and regulations as well as other factors deemed important by it (such as the present composition of the Board).  The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ Listing Rules and, if a nominee is sought for service on the Audit Committee, the financial and accounting experience of a candidate, including whether an individual qualifies as an audit committee financial expert.  Although the Nominating Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process.  While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Nominating Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further the Company’s role as a community-based financial institution.

The Company is incorporated in Delaware and has held its annual meetings in Iowa or South Dakota since its incorporation.  Senior members of management have been present at each annual meeting to meet with stockholders and answer any questions.  Historically, stockholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our stockholders and investors through meetings with management and other investor relations activities.  In view of the fact that stockholders have not historically attended our annual meetings, and that a majority of our directors have historically attended our annual meetings, we have not adopted a policy regarding the attendance of directors at the annual meeting.

CORPORATE GOVERNANCE

Code of Ethics

The Company has adopted a written code of ethics within the meaning of Item 406 of SEC Regulation S-K, which applies to our principal executive officer and senior financial officers, a copy of which can be found on the Company’s website at www.metafinancialgroup.com, “Corporate Governance.”  If we make substantive amendments to the Code of Ethics that are applicable to our principal executive or financial officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K in a timely manner.

Separation of Board Chairman and CEO

The Board of Directors has no formal policy requiring the separation of the positions of Chairman of the Board and Chief Executive Officer.  The Board has determined that its current structure, with a combined Chairman and Chief Executive Officer and an independent Vice Chairman and Lead Director, is in the best interests of the Company and its stockholders.  The Board believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given J. Tyler Haahr’s in-depth knowledge of the Company’s business, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of customers.  As Chief Executive Officer, Mr. Haahr is intimately involved in the day-to-day operations of the Company and is thus in a position to elevate the most critical business issues for consideration by the Board.  The Board believes that the combination of the Chairman and Chief Executive Officer roles as part of a governance structure that includes an independent Lead Director provides an effective balance for the management of the Company in the best interests of its stockholders.

Risk Oversight

The Board of Directors of the Company is actively involved in oversight of risks that could affect the Company.  This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors retains responsibility for general oversight.  The Board of Directors endeavors to satisfy this responsibility by evaluating reports by each committee chair regarding the committee’s considerations and actions, as well as by evaluating reports received from Company officers responsible for the oversight of particular risks within the Company, particularly MetaBank’s Chief Risk Officer who reports to the Company’s Audit Committee.  Risks relating to the direct operations of MetaBank are overseen by the Board of Directors of the Company, as they also serve as directors of MetaBank.  The directors also oversee risk of MetaBank through the directors’ membership on MetaBank’s Committees.  In particular, all the Company’s Audit Committee members serve on MetaBank’s Audit Committee.  The Board of Directors of MetaBank also has established a Loan Committee and an Internal Control and Risk Committee that conduct risk oversight separate from that of the Company.  Further, MetaBank’s Board of Directors oversees risks through the establishment of policies and procedures, recommended by MetaBank’s Chief Risk Officer and other officers, that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to MetaBank.  Finally, the Board also takes into account observations and recommendations of its regulators.

Audit Committee Matters

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent Meta Financial Group, Inc., specifically incorporates this Report therein, and it shall not otherwise be deemed filed under such Act.

Audit Committee Report.  The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2013:

•	The Audit Committee has reviewed and discussed with the Company’s management the Company’s fiscal 2013 audited financial statements;

•	The Audit Committee has discussed with the Company’s independent registered public accounting firm (KPMG LLP) the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T;

•	The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and

•	Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2013 audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

Submitted by the Audit Committee of the Company’s Board of Directors:

Frederick V. Moore	Rodney G. Muilenburg	Jeanne Partlow

Audit Committee Member Independence; Audit Committee Financial Expert; and Audit Committee Charter.  Each member of the Audit Committee is a non-employee director who (1) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act and Rule 5605(a)(2) of the NASDAQ Listing Rules; (2) has not participated in the preparation of the financial statements of Meta Financial or any of its current subsidiaries at any time during the past three years; and (3) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.  Our Board of Directors has determined that our Audit Committee has at least one member who qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC.  The Board has determined that Ms. Partlow, based upon her experience, training and education, qualifies as an audit committee financial expert by virtue of the fact that she has (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements as well as experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.

COMPENSATION PROCESSES AND PROCEDURES

The Compensation Committee reviews annual salaries and bonuses of the Company’s executive officers and makes recommendations to the Board of Directors for review and approval.  During fiscal 2013, following the assumption by the Compensation Committee of the responsibilities of the Stock Option Committee, the Compensation Committee also administered the Meta Financial Group, Inc. 2002 Omnibus Incentive Plan, including the approval of all grants of stock options, stock appreciation rights, restricted stock and performance awards.

The compensation approval process, which is undertaken in the last month of each fiscal year, consists of annual performance evaluations that are completed by each executive officer’s immediate supervisor.  Based on that individual evaluation, the relevant metrics for Company performance, and updated salary data on comparable positions, the Chairman prepared proposed salary adjustments for all executives other than himself for the fiscal year ended September 30, 2013.  The Compensation Committee makes salary adjustment recommendations to the Board of Directors with respect to the compensation of the Chairman and the remaining executives for review, discussion and approval.  The full Board of Directors, with affected executive officers recusing themselves and abstaining from voting when appropriate, then reviews the recommendations of the Compensation Committee and approves the final compensation amounts except for equity awards which, as described above, are awarded without review or approval by the Board of Directors.  Regarding the compensation components, equity awards are effective as of September 30th, and compensation adjustments are effective on the first payroll period following October 1st of each year and remain in effect until the following September 30th.  Equity awards under the 2002 Omnibus Incentive Plan are subject to the approval by the Compensation Committee, are dependent on the availability of authorized shares under the Plan, and are determined in accordance with the same criteria used by the Compensation Committee and the Board of Directors in determining the award of cash incentive compensation described above.

During 2010, the Compensation Committee engaged The Hay Group to conduct a total compensation review to analyze the competitiveness of the Company’s compensation arrangements (base salary, bonus and long‑term incentive compensation) for its senior executives.  The total compensation review involved the analysis of the comparison of the Company’s senior executive officer positions to similar positions within The Hay Group’s proprietary General Industry database and of compensation paid at peer organizations in the financial services/banking industry.  Findings were summarized for each senior executive’s position against the comparator markets for base salary, total cash and total direct compensation and were considered by the Compensation Committee in determining incentive compensation awards for fiscal 2012 and establishing base salary, total cash, and total direct compensation for fiscal year 2013.  This analysis was considered by the Compensation Committee when it approved the fully vested restricted stock awards granted in September 2013 related to fiscal 2013 compensation.

Director compensation is determined by the full Board of Directors.  No compensation consultants are utilized to determine total non-employee director compensation, although the Board does utilize comparative sources and other secondary materials to determine, in its opinion, the adequacy of such compensation.

COMPENSATION OF DIRECTORS

The following table sets forth compensation information for the fiscal year ended September 30, 2013, for the Company’s non-employee directors.  Compensation for directors who are “named executive officers” is set forth in the “Summary Compensation Table” set forth below.

The elements of compensation paid to the Company’s non-employee directors during the year ended September 30, 2013 were as follows:

•	An annual retainer of $7,500 and an additional $6,500 annual retainer for service on the MetaBank Board;

•	An annual retainer of $3,500 for directors on MetaBank’s Loan Committee;

•	An additional annual retainer of $2,500 for the chairman of the Company’s Audit Committee,

•	A fee of $800 for each meeting attended of the Board of Directors of the Company or MetaBank;

•	A fee of $250 for each committee meeting attended of the Board of Directors of the Company or MetaBank;

•	Restricted stock awards of 700 shares of the Company’s common stock granted on February 1, 2013, vesting immediately; and

•	Reimbursement for out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

Director Compensation

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Total ($)
E. Thurman Gaskill	$27,150	$16,100	$43,250
Frederick V. Moore	26,300	16,100	42,450
Rodney G. Muilenburg	30,650	16,100	46,750
Jeanne Partlow	34,400	16,100	50,500

(1)	Awards for 2013 reflect the aggregate grant date fair value of awards. The assumptions used in the calculation of these amounts are disclosed in Note 12 to our Consolidated Financial Statements included in our fiscal 2013 Annual Report on Form 10-K.

(2)	The aggregate number of vested stock awards outstanding at September 30, 2013, for each non-employee director.

Name	Outstanding Stock Awards (#)
E. Thurman Gaskill	3,800
Frederick V. Moore	3,800
Rodney G. Muilenburg	3,800
Jeanne Partlow	3,800

EXECUTIVE COMPENSATION

The following table sets forth compensation information for the fiscal years ended September 30, 2013 and 2012, for the Company’s “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

J. Tyler Haahr	2013	$408,446	$322,442	(2)	$159,973	$204,224	$97,844	(3)	$1,192,929
Chairman of the Board and Chief Executive Officer	2012	396,550	324,539	(2)	--	198,275	82,493		1,001,857

Bradley C. Hanson	2013	$360,500	$376,619	(2)	$--	$180,250	$81,779	(4)	$999,148
President	2012	360,500	385,614	(2)	--	180,250	72,503		998,867

David W. Leedom	2013	$212,798	$114,651	(2)	$154,960	$104,208	$37,800	(5)	$624,417
Former Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2012	229,056	162,190	(2)	--	125,175	69,788		586,209

(1)	Awards reflect the aggregate grant date fair value of awards. The assumptions used in the calculation of these amounts are disclosed in Note 12 to our Consolidated Financial Statements included in our fiscal 2013 Annual Report on Form 10-K.

(2)	Includes bonuses paid in fully vested shares of restricted stock on September 30, 2012 with respect to the fiscal year ended September 30, 2012 and on September 30, 2013 with respect to the fiscal year ended September 30, 2013. For Messrs. Haahr and Hanson, includes fully vested shares of restricted stock awarded as director compensation valued at $16,100 for 2013.

(3)	Includes $53,521 as a Company contribution to the Benefit Equalization Plan, $12,594 as a Company contribution to the MetaBank Profit Sharing 401(k) Plan, $8,668 as a Company contribution to the Meta Financial Employee Stock Ownership Plan, $7,500 for director compensation, and personal use of company‑owned auto, personal portion of country club membership costs, a gift card and a life insurance premium.

(4)	Includes $52,102 as a Company contribution to the Benefit Equalization Plan, $12,594 as a Company contribution to the MetaBank Profit Sharing 401(k) Plan, $8,668 as a Company contribution to the Meta Financial Employee Stock Ownership Plan, $7,500 for director compensation, and a gift card and a life insurance premium.

(5)	Includes $14,533 as a Company contribution to the Benefit Equalization Plan, $12,594 as a Company contribution to the MetaBank Profit Sharing 401(k) Plan, $8,668 as a Company contribution to the Meta Financial Employee Stock Ownership Plan, and a gift card and a life insurance premium.

Material Terms of Employment

During fiscal 2013, MetaBank had an employment agreement with each of J. Tyler Haahr, Bradley C. Hanson and David W. Leedom.  Each employment agreement provided for a minimum annual base salary and an initial term of three years.  Each agreement provided for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary date under the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of MetaBank and their approval to extend (a “Rollover”).  The agreements provide for termination upon such executive’s death, for cause, upon certain events specified by regulations of the Office of the Comptroller of the Currency (“OCC”) or by such executive upon 90 days’ notice to MetaBank.  Notwithstanding any provisions to the contrary in the agreements, pursuant to administrative actions taken by the OTS against the Company in July 2011, and subject to certain exceptions, no golden parachute payments (generally payments that are contingent upon termination of employment of Messrs. Haahr, Hanson and Leedom) may be made currently, including those payments described below under “Potential Payments Upon Termination or Change-in-Control.”  The Bank’s regulators have also construed the rule to prohibit a Rollover.  Accordingly, at September 30, 2013, each of the agreements terminated in accordance with its terms, although certain provisions of each of the agreements, including those relating to non-competition, extend beyond such termination.  Effective for the first pay period following October 1, 2013, the base salaries of each of Messrs. Haahr and Hanson were $520,000, with no set bonuses.

An incentive compensation program has been established to reward those named executive officers who provide a level of performance to the Company which warrants recognition in the form of compensation above base compensation amounts.  Incentive compensation is based upon (1) performance by the individual and (2) overall Company performance.  Yearly incentive awards are tied to Company current year performance and to other quantifiable metrics that demonstrate the strengthening and broadening of the Company’s banking and payments businesses.  The compensation awards made at the conclusion of fiscal year 2013 were such that total cash incentive compensation could not exceed 50% of base compensation and stock-based compensation could not exceed 100% of base compensation.  Both cash incentive and stock-based compensation varied by the executive officer.  Neither the Board nor the Compensation Committee is required to authorize incentive compensation to eligible executive officers if, as determined by the Board or the Compensation Committee, respectively, the officer’s performance does not warrant such awards.

Calculation of 2013 Restricted Stock Awards Pursuant to the 2002 Omnibus Incentive Plan

The number of restricted shares awarded for the year ended September 30, 2013 was determined by taking the applicable percentage of base compensation times base compensation, divided by the closing bid price of $37.99 per share on September 30, 2013.  The number of restricted shares awarded for the year ended September 30, 2012 was determined by taking the applicable percentage of base compensation times base compensation, divided by the closing bid price of $24.25 per share on September 28, 2012.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options held by the Company’s Named Executive Officers as of September 30, 2013.

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Option Exercise Price ($)	Option Expiration Date
J. Tyler Haahr	22,950	22.180	9/30/14
	2,160	18.870	9/30/15
	8,940	24.430	9/29/16
	7,155	39.840	9/28/17
	15,766	16.000	9/30/18
	8,449	23.010	9/30/19
	6,595	31.790	9/30/20

Bradley C. Hanson	20,000	22.760	5/03/14
	984	22.180	9/30/14
	3,937	18.870	9/30/15
	20,000	20.415	10/24/15
	25,700	24.430	9/29/16
	5,400	39.840	9/28/17
	13,514	16.000	9/30/18
	7,407	23.010	9/30/19
	5,962	31.790	9/30/20

David W. Leedom	10,000	29.390	1/15/17
	3,544	39.840	9/28/17
	5,208	23.010	9/30/19
	4,155	31.790	9/30/20

(1)	The vesting schedule for the option awards is variable depending upon a set vesting schedule, not to exceed five years and may be dependent upon performance goals of the Company. Option awards have a ten year expiration. There is no accelerated vesting.

Retirement Benefits, Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

Most of our employees, including the members of our executive management team which includes the Named Executive Officers, participate in the MetaBank Profit Sharing 401(k) Plan and the Meta Financial Group, Inc. Employee Stock Ownership Plan.  Messrs. Haahr, Hanson and Leedom participate in the Supplemental Employees’ Investment Plan for Salaried Employees (the Benefit Equalization Plan or BEP) and related Trust Agreement.  This plan is an excess benefit plan that provides for employer contributions to the extent that Code Section 401(a)(17) and/or Code Section 415 limits the amounts that may be contributed to a participant’s qualified plan account.

Benefits payable under the BEP are designed to be taxable as ordinary income at the time of distribution.  The BEP was amended during 2008 to comply with Code Section 409A.

Potential Payments Upon Termination or Change-in-Control

The employment agreements for each of Messrs. Haahr, Hanson and Leedom described above, which were in place during fiscal 2013 and have since expired pursuant to their terms, provided for payment to the executive of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a “change in control” of Meta Financial or MetaBank if employment terminates involuntarily in connection with such change in control or within 12 months thereafter.  This termination payment was subject to reduction by the amount of all other compensation to the executive deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a “change in control” and could not have equaled or exceeded three times the executive’s average annual compensation over the most recent five-year period or otherwise be non‑deductible by MetaBank for federal income tax purposes.  For the purposes of the employment agreements, a change in control was defined, in accordance with standard industry provisions, as any event which would require the filing of an application for acquisition of control or notice of change in control.  These events may have been triggered upon the acquisition or control of 10% of Meta Financial’s common stock.  Each agreement also guaranteed participation in an equitable manner in employee benefits available to executive personnel.  Based on their base salaries, if the employment of Messrs. Haahr, Hanson and Leedom had been terminated as of September 30, 2013 under circumstances entitling them to termination payments as described above (and assuming that the employment agreements for such individuals were still in place as of such date), they would have been entitled to receive lump sum cash payments of approximately $1.22 million, $1.05 million and $0.64 million, respectively.  As described above, pursuant to the administrative actions against the Company and MetaBank, no payments that are contingent upon termination of employment of Messrs. Haahr, Hanson or Leedom may be made currently.

RELATED PERSON TRANSACTIONS

Executives

Troy Moore III is a brother-in-law of J. Tyler Haahr and received approximately $422,000 and $497,000 of total compensation as an officer in fiscal year 2013 and 2012, respectively.  Ellen Moore, our Senior Vice President of Sales & Marketing, is a sister of Mr. Haahr and the wife of Mr. Moore.  Ms. Moore received approximately $146,000 and $124,000 of total compensation as an officer in fiscal year 2013 and 2012, respectively.

Loans

MetaBank has followed a written policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes.  As of September 30, 2013, all loans or extensions of credit to executive officers and directors were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to MetaBank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Meta Financial’s directors and executive officers, and persons who own more than 10% of a registered class of Meta Financial’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Meta Financial common stock and other equity securities of Meta Financial generally by the second business day following a transaction.  Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish Meta Financial with copies of all Section 16(a) forms they file.

To Meta Financial’s knowledge, based solely on a review of the copies of such reports furnished to Meta Financial and written representations that no other reports were required during the fiscal year ended September 30, 2013, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% beneficial owners were complied with, except that one report, covering one transaction, was not timely filed by each of J. Tyler Haahr, Bradley C. Hanson and David W. Leedom, and two reports, each covering one transaction, were not timely filed by Troy Moore III.  All of such reports were filed within four business days of the applicable due date for such filings.

PROPOSAL 2:  ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Section 14A of the Securities Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of our “named executive officers.” This advisory vote, commonly referred to as “Say-on-Pay,” is not intended to address any specific item of compensation, but instead relates to the compensation of our “named executive officers” as disclosed in the “Summary Compensation Table,” inclusive of all related footnotes, and related narrative of this proxy statement.

The Compensation Committee believes an effective compensation program should be one that is designed to recruit and keep top quality executive leadership focused on attaining long-term corporate goals and increasing stockholder value. We believe that our executive compensation program is designed to reasonably and fairly recruit, motivate, retain and reward our executives for achieving our objectives and goals. Through equity grants, each of our executive officers is aligned with the stockholders long-term interests of increasing the value of the Company.

As an advisory vote, the Say-on-Pay resolution is not binding on the Company. The approval or disapproval of this proposal by stockholders will not require the Board or the Compensation Committee to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address any stockholder approval or disapproval remains with the Board and the Compensation Committee. The Board, however, values the opinions of our stockholders as expressed through their votes and other communications. Accordingly, the Board as well as the Compensation Committee will review and consider the results of the “Say-on-Pay” vote, the opinions of our stockholders, and other relevant factors in making future decisions regarding the Company’s executive compensation program.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative located elsewhere in this proxy statement. These sections describe our executive compensation policies and practices and provide detailed information about the compensation of our named executive officers. The Company has in place a performance-based compensation system that links executive pay to the short- and long-term performance of the Company.

The Board of Directors recommends a vote FOR the approval, on an advisory basis, of the executive compensation paid by the Company to its named executive officers and the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables, footnotes and narrative discussion is hereby APPROVED.”

PROPOSAL 3:  ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934 requires that we provide our stockholders with the opportunity to vote on a non-binding advisory basis regarding whether the advisory stockholder vote on executive compensation should occur every one, two, or three years. This advisory vote is commonly referred to as “Say-on-Pay frequency.” We are asking you to select one year as the frequency of this vote.

The SEC’s rules provide that this vote is advisory and nonbinding. The Compensation Committee and the Board of Directors will, however, consider the outcome of the vote when determining how frequently to submit the Company’s executive compensation policies to stockholders for consideration and voting.

After careful consideration of the various arguments supporting each frequency level and for the reasons described below, we recommend that our stockholders select a frequency of one year:

•	An annual advisory vote on compensation paid to the named executive officers would allow Company stockholders to provide timely and consistent input to the Compensation Committee regarding its corporate governance policies and the Company’s compensation philosophy, policies, plan design and pay practices as disclosed in each year’s proxy statement;

•	A one-year voting cycle provides the Compensation Committee and the Board of Directors with immediate feedback and adequate time to evaluate and respond to stockholder input, to design and implement changes in our executive compensation program due to stockholder input and to obtain stockholder review of any program re-design in the following year; and

•	An annual advisory vote on compensation paid by the Company to the named executive officers provides the highest level of accountability and direct communications between stockholders and the Company by enabling this vote to correspond to the majority of the information presented in the Company’s proxy statement for the applicable stockholders’ meeting.

However, the Board of Directors values our stockholders’ opinions, and the Board will consider the outcome of the result of the vote on this proposal when determining the frequency of future advisory votes on executive compensation.

The Board of Directors recommends that you vote selecting ONE YEAR as the frequency of advisory stockholders’ votes on executive compensation paid by the Company to its named executive officers. Stockholders may also abstain from voting on this proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm is KPMG LLP.  Representatives of KPMG LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire.

The following table presents fees billed by KPMG LLP for the audit of the Company’s annual financial statements for the years ended September 30, 2013 and 2012, and fees billed for other services rendered by KPMG LLP during 2013 and 2012.

Fiscal
Year	Audit Fees ($)	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)
2013	$308,000	$194,800	$89,150	$0
2012	279,000	124,250	51,950	0

Audit fees consist of fees for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

Audit-related fees consist of fees for audits of financial statements of the employee benefit plan maintained by the Company, fees related to the Company’s registration statements, fees for professional services rendered for Statement on Standards for Attestation Engagements No. 16 (“SSAE 16”) and assistance with accounting research matters.

Tax fees consist of fees for tax consultation and tax compliance services for the Company and the employee benefit plan maintained by the Company.

The Company’s Audit Committee has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in the fiscal year ended September 30, 2013 by KPMG LLP is compatible with maintaining the independence of the independent registered public accounting firm.

Pre-Approval Policy.  The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.  The non-audit services include audit-related, tax, and SSAE 16 services.  The Audit Committee’s policy is to pre-approve all services and fees for up to one year, which approval includes the appropriate detail with regard to each particular service and its related fees.  In addition, the Audit Committee can be convened on a case-by-case basis to approve any services not anticipated or services whose costs exceed the pre-approved amounts.

During the last two fiscal years ended September 30, 2013, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

STOCKHOLDER PROPOSALS FOR THE YEAR 2014 ANNUAL MEETING

Under Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at Meta Financial’s 2014 Annual Meeting of Stockholders must be received by our Secretary no later than September 1, 2014 to be eligible for inclusion in Meta Financial’s proxy statement and form of proxy related to the 2014 Annual Meeting.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act, and as with any stockholder proposal (regardless of whether such proposal is included in Meta Financial’s proxy materials), Meta Financial’s certificate of incorporation and by-laws, and Delaware law.

To be considered for presentation at the next Annual Meeting, but not for inclusion in the Company’s proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline.  As reflected in Meta Financial’s by-laws, the “Deadline” means the date that is 60 days prior to the anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 50 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made.  If a stockholder proposal that is received by the Company after the Deadline is raised at the next Annual Meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company’s proxy statement for such Annual Meeting.

Pursuant to Meta Financial’s by-laws, stockholders may nominate a person or persons for election to the Board of Directors at a meeting of stockholders at which directors are to be elected by delivering timely notice in writing to its Secretary.  To be timely, a stockholder’s notice must be delivered or mailed to and received at the Company’s principal executive offices not less than 30 days prior to the date of the meeting; provided, however, that in the event that less than 40 days’ notice or prior disclosure of the date of the meeting is given or made to stockholders, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 is being distributed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.  Our Annual Report on Form 10-K is not incorporated into this proxy statement and shall not be deemed to be solicitation material.  The Company hereby undertakes to provide to any recipient of this proxy statement, upon his or her request, a copy of any of the exhibits to our Annual Report on Form 10-K.  Requests for such copies should be directed in writing to Investor Relations, Meta Financial Group, Inc., 5501 South Broadband Lane, Sioux Falls, South Dakota 57108.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement.  However, if any other matter should properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that holders of the proxies will vote in accordance with their judgment.

META FINANCIAL GROUP, INC.
5501 S. BROADBAND LANE
SIOUX FALLS, SD 57108

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR All of the following nominees:

1. Election of Directors
   Nominees

01 Douglas J. Hajek   02 Rodney J. Muilenburg

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
3. To recommend by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our 'named executive officers' (a Say-on-Pay Frequency vote).	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000189418_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K, Annual Report is/are available at www.proxyvote.com .

META FINANCIAL GROUP, INC.
Annual Meeting of Stockholders
January 27, 2014
This proxy is solicited by the Board of Directors

The undersigned hereby appoints the members of the Board of Directors of Meta Financial Group, Inc. ("Meta Financial"), and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Meta Financial common stock held of record by the undersigned at the close of business on December 9, 2013, at the annual meeting of stockholders, and at any and all adjournments or postponements thereof.

ESOP/PROFIT SHARING 401(k) PLAN PARTICIPANTS: As a participant in the Meta Financial Group, Inc. Employee Stock Ownership Plan (the "ESOP") and/ or the MetaBank Profit Sharing 401(k) Plan (the "Profit Sharing Plan"), you have the right to direct Delaware Charter Guarantee & Trust Company, conducting business as Principal Trust Company, the Trustee of the applicable plan, how to vote the shares of Meta Financial Group stock held for you in the plan. You should submit your instructions as described above. These shares will be voted at the Annual Meeting of Stockholders or at any and all adjournments or postponements of the Annual Meeting. If your instructions are not received by January 22, 2014 or you do not respond, the Trustee will decide how to vote the shares held for you in the ESOP and/or the Profit Sharing Plan, as applicable. The Trustee will vote these shares as you direct unless doing so would violate the Employee Retirement Income Security Act. The Plan Sponsor will not be informed as to how you and any other participant have directed the Trustee to vote.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Should a director nominee be unable to serve as a director, an event that Meta Financial does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

Continued and to be signed on reverse side

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